Bank of Hawaii Corporation Third Quarter 2013 Financial Results

•Diluted Earnings Per Share $0.85
•Net Income $37.7 Million
•Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 28, 2013) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.85 for the third quarter of 2013, unchanged from the previous quarter, and down from $0.92 in the same quarter last year. Net income for the third quarter of 2013 was $37.7 million compared with net income of $37.8 million in the second quarter of 2013 and net income of $41.2 million in the third quarter of 2012.

“Bank of Hawaii Corporation continued to perform well during the third quarter of 2013,” said Peter Ho, Chairman, President and CEO.  “Our loan balances grew 3 percent from the second quarter and 4 percent from the third quarter last year.  Consumer and commercial deposit balances grew 2 percent from the previous quarter and 6 percent from the same quarter from last year.  The Hawaii economy is benefitting from a continued strong visitor industry and growing construction activity. Expenses remained well controlled as did credit costs. Importantly, the steepening yield curve is beginning to have a positive impact on our net interest income and net interest margin.”

The return on average assets for the third quarter of 2013 was 1.09 percent, down from 1.12 percent in the previous quarter and 1.22 percent during the same quarter last year. The return on average equity for the third quarter of 2013 was 15.02 percent, up from 14.64 percent for the second quarter of 2013 and down from 16.02 percent in the third quarter of 2012.

For the nine-month period ended September 30, 2013, net income was $111.4 million, down from net income of $125.8 million for the same period last year. Diluted earnings per share were $2.50 for the nine-month period in 2013 compared with diluted earnings per share of $2.77 for the same period in 2012. The year-to-date return on average assets was 1.09 percent compared with 1.23 percent for the same period in 2012. The year-to-date return on average equity was 14.59 percent compared with 16.49 percent for the nine months ended September 30, 2012.

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Bank of Hawaii Corporation Third Quarter 2013 Financial Results Page 2

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2013 was $93.5 million, up $3.7 million from net interest income of $89.8 million in the second quarter of 2013 and down $2.7 million from net interest income of $96.2 million in the third quarter of 2012. Net interest income for the nine-month period in 2013 was $274.3 million compared with net interest income of $294.0 million for the same period in 2012. Analyses of the changes in net interest income are included in Tables 8a, 8b, and 8c.

The net interest margin was 2.83 percent for the third quarter of 2013, a 6 basis point increase from the net interest margin of 2.77 percent in the second quarter of 2013 and a 15 basis point decrease from the net interest margin of 2.98 percent in the third quarter of 2012. The net interest margin for the first nine months of 2013 was 2.81 percent compared with 3.01 percent for the same nine-month period last year.

Noninterest income was $45.1 million in the third quarter of 2013, a decrease of $2.9 million compared with noninterest income of $48.0 million in the second quarter of 2013, and a decrease of $7.2 million compared with noninterest income of $52.4 million in the third quarter of 2012. Noninterest income included mortgage banking revenue of $4.1 million in the third quarter of 2013 compared with $5.8 million in the previous quarter and $11.7 million in the same quarter last year. Noninterest income for the nine-months ended September 30, 2013 was $140.9 million, a decrease of $6.4 million compared with noninterest income of $147.3 million for the same period in 2012.

Noninterest expense was $83.0 million in the third quarter of 2013, an increase of $1.8 million compared with noninterest expense of $81.2 million in the second quarter of 2013, and a decrease of $1.9 million compared with noninterest expense of $84.9 million in the third quarter last year. Noninterest expense in the third quarter of 2013 included separation expense of $1.8 million. Separation expenses were $0.9 million in the second quarter of 2013 and $1.0 million in the same quarter last year. The components of salaries and benefits are presented in Table 9. Noninterest expense for the nine-months ended September 30, 2013 was $248.5 million, a decrease of $2.3 million compared with noninterest expense of $250.8 million for the same period in 2012.

The efficiency ratio for the third quarter of 2013 was 61.01 percent, up from 59.96 percent in the previous quarter and 58.13 percent in the same quarter last year. The efficiency ratio for the nine-month period ended September 30, 2013 was 60.96 percent, up from 57.76 percent for the same period last year.

The effective tax rate for the third quarter of 2013 was 28.91 percent compared with 30.33 percent in the previous quarter and 32.55 percent during the same quarter last year. The effective tax rate for the nine-month period ended September 30, 2013 was 29.99 percent compared to 31.06 percent for the same period last year. The lower effective tax rates during 2013 were due to the release of tax reserves and low-income housing and other tax credits.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

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Bank of Hawaii Corporation Third Quarter 2013 Financial Results Page 3

Asset Quality

The Company’s asset quality was stable during the third quarter of 2013. Total non-performing assets were $33.8 million at September 30, 2013, down from $36.4 million at June 30, 2013 and $40.3 million at September 30, 2012. Non-performing assets continue to remain above historical levels due to the lengthy judicial foreclosure process for residential mortgage loans. Non-performing assets, as a percentage of total loans and leases and foreclosed real estate, were 0.56 percent at September 30, 2013, down from 0.62 percent at June 30, 2013 and 0.70 percent at September 30, 2012.
Accruing loans and leases past due 90 days or more were $11.4 million at September 30, 2013, up from $10.6 million at June 30, 2013 and $7.5 million at September 30, 2012. The increase in consumer delinquencies was largely due to residential mortgage loans on neighbor island properties. Restructured loans and leases not included in non-accrual loans or accruing loans that are past due 90 days or more were $39.8 million at September 30, 2013. Restructured loans and leases are primarily comprised of residential mortgage loans with lowered monthly payments to accommodate the borrowers’ financial needs for a period of time. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.
Net loans and leases charged off during the third quarter of 2013 were $0.9 million or 0.06 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $4.7 million during the quarter were partially offset by recoveries of $3.8 million. Net charge-offs during the second quarter of 2013 were $2.3 million, or 0.16 percent annualized of total average loans and leases outstanding, and were comprised of $4.7 million in charge-offs partially offset by recoveries of $2.4 million. Net charge-offs in the third quarter of 2012 were $1.5 million or 0.10 percent annualized of total average loans and leases outstanding, and were comprised of $5.0 million in charge-offs partially offset by recoveries of $3.6 million. Net charge-offs in the nine-month period ended September 30, 2013 were $5.2 million, or 0.12 percent annualized of total average loans and leases outstanding compared with net charge-offs of $8.6 million, or 0.20 percent annualized of total average loans and leases outstanding for the same period in 2012.

The allowance for loan and lease losses was reduced to $123.7 million at September 30, 2013. The ratio of the allowance for loan and lease losses to loans and leases outstanding was 2.06 percent at September 30, 2013, a decrease of 7 basis points from June 30, 2013. The reserve for unfunded commitments at September 30, 2013 was $6.1 million, an increase of $0.1 million from June 30, 2013 and $0.6 million from September 30, 2012. The increase in the reserve for unfunded commitments was primarily due to growth in commercial commitments. Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets were $13.85 billion at September 30, 2013, an increase from total assets of $13.73 billion at June 30, 2013 and total assets of $13.38 billion at September 30, 2012. Average assets were $13.77 billion during the third quarter of 2013, up from average assets of $13.57 billion during the previous quarter and average assets of $13.49 billion during the same quarter last year.

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Bank of Hawaii Corporation Third Quarter 2013 Financial Results Page 4

The total investment securities portfolio totaled $6.91 billion at September 30, 2013, an increase from total securities of $6.84 billion at June 30, 2013 and $6.60 billion at September 30, 2012. The portfolio remains largely comprised of securities issued by U.S. government agencies and includes $4.63 billion in securities held to maturity and $2.28 billion in securities available for sale.

Total loans and leases were $6.01 billion at September 30, 2013, up from $5.86 billion at June 30, 2013 and $5.78 billion at September 30, 2012. The commercial loan portfolio was $2.48 billion at the end of the third quarter of 2013, up from commercial loans of $2.40 billion at the end of the second quarter of 2013 and $2.23 billion at the end of the same quarter last year. Consumer loans were $3.53 billion at September 30, 2013, up from consumer loans of $3.46 billion at the end of the second quarter of 2013, and down slightly from $3.55 billion at the end of the third quarter last year. Average total loans and leases were $5.89 billion during the third quarter of 2013, up from $5.78 billion during the previous quarter and $5.72 billion during the same quarter last year. Loan and lease portfolio balances, including the higher risk loans and leases outstanding, are summarized in Table 10.

Total deposits were $11.61 billion at September 30, 2013, an increase from total deposits of $11.45 billion at June 30, 2013 and $11.22 billion at September 30, 2012 due to continued growth in consumer and commercial deposits. Average total deposits were $11.48 billion in the third quarter of 2013, up from average deposits of $11.24 billion during the previous quarter, and up from average deposits of $11.30 billion during the same quarter last year.

During the third quarter of 2013, the Company repurchased 164.5 thousand shares of common stock at a total cost of $8.9 million under its share repurchase program. The average cost was $54.18 per share repurchased. From the beginning of the share repurchase program initiated during July 2001 through September 30, 2013, the Company has repurchased 50.8 million shares and returned $1.86 billion to shareholders at an average cost of $36.50 per share. The remaining buyback authority under the share repurchase program was $39.0 million at September 30, 2013. From October 1 through October 25, 2013, the Company repurchased an additional 19.0 thousand shares of common stock at an average cost of $55.31 per share.

Total shareholders’ equity was $0.99 billion at September 30, 2013, up slightly from June 30, 2013 and down from $1.02 billion at September 30, 2012. The ratio of tangible common equity to risk-weighted assets was 15.43 percent at the end of the third quarter of 2013, compared with 15.65 percent at the end of the second quarter of 2013, and 17.43 percent at the end of the same quarter last year. The Tier 1 leverage ratio at September 30, 2013 was 6.95 percent, unchanged from June 30, 2013 and up from 6.78 percent at September 30, 2012.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares. The dividend will be payable on December 13, 2013 to shareholders of record at the close of business on November 29, 2013.

Hawaii Economy

General economic conditions in Hawaii continued to improve during the third quarter of 2013, led by a strong tourism industry, relatively low unemployment, and rising real estate prices. For the first eight months of 2013, total visitor arrivals and visitor spending both increased by 5.1%

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Bank of Hawaii Corporation Third Quarter 2013 Financial Results Page 5

compared to the same period in 2012. We continue to experience strong visitor spending growth from U.S. Mainland visitors. The statewide seasonally-adjusted unemployment rate was at 4.3% in August 2013, compared to 7.3% nationally. For the first nine months of 2013, the volume of single-family home sales on Oahu was 7.0% higher compared to the same period in 2012 while the volume of condominium sales on Oahu was 16.5% higher compared to the same period in 2012. The median price of single-family home sales on Oahu was 3.3% higher for the first nine months of 2013 compared to same period in 2012, while the median price of condominium sales on Oahu was 5.4% higher compared to the same period in 2012. As of September 30, 2013, months of inventory of single-family homes and condominiums on Oahu remained low at approximately 2.8 months and 3.0 months, respectively.

Conference Call Information

The Company will review its third quarter 2013 financial results today at 8:00 a.m. Hawaii Time. The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s website, www.boh.com. Conference call participants located in the United States or Canada should dial 1 (800) 447-0521. All other international call participants should dial 1 (847) 413-3238. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning Monday, October 28, 2013 by calling 1 (888) 843-7419 in the United States or Canada and 1 (630) 652-3042 from other international locations and entering the pass code number 35825438# when prompted. A replay will also be available via the Investor Relations link on the Company’s website.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific. The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1a
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2013	2013	2012	2013	2012
For the Period:
Operating Results
Net Interest Income	$90,887	$87,340	$93,632	$266,787	$286,961
Provision for Credit Losses	—	—	—	—	979
Total Noninterest Income	45,126	48,041	52,374	140,945	147,304
Total Noninterest Expense	82,977	81,181	84,878	248,545	250,832
Net Income	37,704	37,763	41,232	111,447	125,789
Basic Earnings Per Share	0.85	0.85	0.92	2.51	2.78
Diluted Earnings Per Share	0.85	0.85	0.92	2.50	2.77
Dividends Declared Per Share	0.45	0.45	0.45	1.35	1.35

Performance Ratios
Return on Average Assets	1.09%	1.12%	1.22%	1.09%	1.23%
Return on Average Shareholders' Equity	15.02	14.64	16.02	14.59	16.49
Efficiency Ratio [1]	61.01	59.96	58.13	60.96	57.76
Net Interest Margin [2]	2.83	2.77	2.98	2.81	3.01
Dividend Payout Ratio [3]	52.94	52.94	48.91	53.78	48.56
Average Shareholders' Equity to Average Assets	7.23	7.62	7.59	7.49	7.47

Average Balances
Average Loans and Leases	$5,892,888	$5,781,898	$5,716,421	$5,826,424	$5,640,733
Average Assets	13,769,699	13,572,329	13,490,835	13,633,907	13,640,304
Average Deposits	11,479,185	11,244,600	11,301,668	11,337,792	10,786,654
Average Shareholders' Equity	995,661	1,034,366	1,023,804	1,021,480	1,018,903

Per Share of Common Stock
Book Value	$22.29	$22.09	$22.77	$22.29	$22.77
Market Value
Closing	54.45	50.32	45.62	54.45	45.62
High	57.13	52.17	48.92	57.13	49.99
Low	50.50	46.04	45.29	44.88	44.02

		September 30,	June 30,	December 31,	September 30,
		2013	2013	2012	2012
As of Period End:
Balance Sheet Totals
Loans and Leases		$6,006,642	$5,859,152	$5,854,521	$5,782,304
Total Assets		13,848,871	13,733,418	13,728,372	13,382,425
Total Deposits		11,608,134	11,449,198	11,529,482	11,220,547
Long-Term Debt		174,717	174,727	128,055	28,065
Total Shareholders' Equity		992,686	986,368	1,021,665	1,024,562

Asset Quality
Allowance for Loan and Lease Losses		$123,680	$124,575	$128,857	$130,971
Non-Performing Assets		33,832	36,431	37,083	40,284

Financial Ratios
Allowance to Loans and Leases Outstanding		2.06%	2.13%	2.20%	2.27%
Tier 1 Capital Ratio		15.42	15.53	16.13	16.12
Total Capital Ratio		16.68	16.79	17.39	17.39
Tier 1 Leverage Ratio		6.95	6.95	6.83	6.78
Total Shareholders' Equity to Total Assets		7.17	7.18	7.44	7.66
Tangible Common Equity to Tangible Assets [4]		6.96	6.97	7.23	7.44
Tangible Common Equity to Risk-Weighted Assets [4]		15.43	15.65	17.24	17.43
Non-Financial Data
Full-Time Equivalent Employees		2,205	2,227	2,276	2,304
Branches and Offices		74	75	76	77
ATMs		468	486	494	495

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 1b “Reconciliation of Non-GAAP Financial Measures."

	Bank of Hawaii Corporation and Subsidiaries
	Reconciliation of Non-GAAP Financial Measures				Table 1b
		September 30,	June 30,	December 31,	September 30,
	(dollars in thousands)	2013	2013	2012	2012

	Total Shareholders' Equity	$992,686	$986,368	$1,021,665	$1,024,562
Less:	Goodwill	31,517	31,517	31,517	31,517
	Intangible Assets	—	8	33	46
	Tangible Common Equity	$961,169	$954,843	$990,115	$992,999

	Total Assets	$13,848,871	$13,733,418	$13,728,372	$13,382,425
Less:	Goodwill	31,517	31,517	31,517	31,517
	Intangible Assets	—	8	33	46
	Tangible Assets	$13,817,354	$13,701,893	$13,696,822	$13,350,862

	Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements	$6,228,293	$6,099,770	$5,744,722	$5,697,581

	Total Shareholders' Equity to Total Assets	7.17%	7.18%	7.44%	7.66%
	Tangible Common Equity to Tangible Assets (Non-GAAP)	6.96%	6.97%	7.23%	7.44%

	Tier 1 Capital Ratio	15.42%	15.53%	16.13%	16.12%
	Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	15.43%	15.65%	17.24%	17.43%

Bank of Hawaii Corporation and Subsidiaries
Net Significant Items					Table 2
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2013	2013	2012	2013	2012
Net Gains on Disposal of Leased Equipment	$—	$—	$—	$—	$2,473
Decrease in Allowance for Loan and Lease Losses	896	2,303	1,472	5,178	7,635
Separation Expense	(1,753)	(864)	(1,016)	(4,092)	(1,838)
PC Refresh	—	—	—	—	(1,163)
Significant Items Before the Provision (Benefit)
for Income Taxes	(857)	1,439	456	1,086	7,107
Income Taxes Impact Related to Lease Transactions	—	—	—	—	(2,733)
Release of Tax Reserve	(1,267)	(1,090)	—	(2,357)	—
Income Tax Impact	(300)	504	159	380	1,271
Net Significant Items	$710	$2,025	$297	$3,063	$8,569

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2013	2013	2012	2013	2012
Interest Income
Interest and Fees on Loans and Leases	$63,918	$62,729	$64,668	$189,467	$193,269
Income on Investment Securities
Available-for-Sale	12,038	15,073	15,922	42,962	50,623
Held-to-Maturity	24,137	19,189	23,232	63,180	74,699
Deposits	3	1	3	7	6
Funds Sold	177	74	105	310	353
Other	301	285	283	870	844
Total Interest Income	100,574	97,351	104,213	296,796	319,794
Interest Expense
Deposits	2,500	2,579	2,931	7,725	9,623
Securities Sold Under Agreements to Repurchase	6,551	6,751	7,185	20,307	21,739
Funds Purchased	4	10	7	36	17
Long-Term Debt	632	671	458	1,941	1,454
Total Interest Expense	9,687	10,011	10,581	30,009	32,833
Net Interest Income	90,887	87,340	93,632	266,787	286,961
Provision for Credit Losses	—	—	—	—	979
Net Interest Income After Provision for Credit Losses	90,887	87,340	93,632	266,787	285,982
Noninterest Income
Trust and Asset Management	11,717	12,089	11,050	35,692	33,163
Mortgage Banking	4,132	5,820	11,745	16,363	24,376
Service Charges on Deposit Accounts	9,385	9,112	9,346	27,798	28,162
Fees, Exchange, and Other Service Charges	12,732	13,133	11,907	37,799	36,632
Investment Securities Gains (Losses), Net	—	—	13	—	(77)
Insurance	2,177	2,393	2,326	6,895	7,003
Bank-Owned Life Insurance	1,365	1,335	2,028	3,997	5,248
Other	3,618	4,159	3,959	12,401	12,797
Total Noninterest Income	45,126	48,041	52,374	140,945	147,304
Noninterest Expense
Salaries and Benefits	46,552	45,341	47,231	140,568	138,292
Net Occupancy	9,847	9,661	10,524	29,143	31,098
Net Equipment	4,572	4,380	4,523	13,529	15,018
Data Processing	3,697	3,050	3,397	10,013	10,144
Professional Fees	2,119	2,391	2,494	6,736	7,012
FDIC Insurance	1,913	1,949	1,822	5,811	5,981
Other	14,277	14,409	14,887	42,745	43,287
Total Noninterest Expense	82,977	81,181	84,878	248,545	250,832
Income Before Provision for Income Taxes	53,036	54,200	61,128	159,187	182,454
Provision for Income Taxes	15,332	16,437	19,896	47,740	56,665
Net Income	$37,704	$37,763	$41,232	$111,447	$125,789
Basic Earnings Per Share	$0.85	$0.85	$0.92	$2.51	$2.78
Diluted Earnings Per Share	$0.85	$0.85	$0.92	$2.50	$2.77
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.35	$1.35
Basic Weighted Average Shares	44,267,356	44,493,069	44,913,348	44,433,967	45,280,541
Diluted Weighted Average Shares	44,479,472	44,608,497	45,050,638	44,588,777	45,421,624

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)				Table 4
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2013	2013	2012	2013	2012
Net Income	$37,704	$37,763	$41,232	$111,447	$125,789
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(6,986)	(46,572)	9,770	(63,199)	6,703
Defined Benefit Plans	202	201	152	481	458
Total Other Comprehensive Income (Loss)	(6,784)	(46,371)	9,922	(62,718)	7,161
Comprehensive Income (Loss)	$30,920	$(8,608)	$51,154	$48,729	$132,950

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2013	2013	2012	2012
Assets
Interest-Bearing Deposits	$3,048	$4,635	$3,393	$4,673
Funds Sold	254,940	329,922	185,682	251,664
Investment Securities
Available-for-Sale	2,277,136	2,815,408	3,367,557	3,124,209
Held to Maturity (Fair Value of $4,621,491; $4,036,197;
$3,687,676; and $3,587,997)	4,633,399	4,027,829	3,595,065	3,475,259
Loans Held for Sale	18,795	25,880	21,374	25,971
Loans and Leases	6,006,642	5,859,152	5,854,521	5,782,304
Allowance for Loan and Lease Losses	(123,680)	(124,575)	(128,857)	(130,971)
Net Loans and Leases	5,882,962	5,734,577	5,725,664	5,651,333
Total Earning Assets	13,070,280	12,938,251	12,898,735	12,533,109
Cash and Noninterest-Bearing Deposits	131,228	136,386	163,786	153,599
Premises and Equipment	105,181	105,752	105,005	107,144
Accrued Interest Receivable	46,047	43,375	43,077	47,192
Foreclosed Real Estate	3,036	3,256	3,887	3,067
Mortgage Servicing Rights	28,015	27,631	25,240	23,980
Goodwill	31,517	31,517	31,517	31,517
Other Assets	433,567	447,250	457,125	482,817
Total Assets	$13,848,871	$13,733,418	$13,728,372	$13,382,425

Liabilities
Deposits
Noninterest-Bearing Demand	$3,524,638	$3,396,835	$3,367,185	$2,985,561
Interest-Bearing Demand	2,320,452	2,269,196	2,163,473	2,034,319
Savings	4,503,963	4,433,042	4,399,316	4,480,733
Time	1,259,081	1,350,125	1,599,508	1,719,934
Total Deposits	11,608,134	11,449,198	11,529,482	11,220,547
Funds Purchased	9,983	9,983	11,296	10,942
Securities Sold Under Agreements to Repurchase	847,239	866,237	758,947	818,080
Long-Term Debt	174,717	174,727	128,055	28,065
Retirement Benefits Payable	47,338	47,318	47,658	41,872
Accrued Interest Payable	6,040	4,399	4,776	5,997
Taxes Payable and Deferred Taxes	40,364	48,947	88,014	94,369
Other Liabilities	122,370	146,241	138,479	137,991
Total Liabilities	12,856,185	12,747,050	12,706,707	12,357,863
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2013 - 57,487,855 / 44,539,247;
June 30, 2013 - 57,488,745 / 44,644,596;
December 31, 2012 - 57,319,352 / 44,754,835;
and September 30, 2012 - 57,315,093 / 45,004,813)	572	572	571	571
Capital Surplus	520,510	518,804	515,619	513,758
Accumulated Other Comprehensive Income (Loss)	(33,510)	(26,726)	29,208	42,424
Retained Earnings	1,132,996	1,115,594	1,084,477	1,065,245
Treasury Stock, at Cost (Shares: September 30, 2013 - 12,948,608;
June 30, 2013 - 12,844,149; December 31, 2012 - 12,564,517; and
September 30, 2012 - 12,310,280)	(627,882)	(621,876)	(608,210)	(597,436)
Total Shareholders' Equity	992,686	986,368	1,021,665	1,024,562
Total Liabilities and Shareholders' Equity	$13,848,871	$13,733,418	$13,728,372	$13,382,425

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
	Common			hensive
	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2012	44,754,835	$571	$515,619	$29,208	$1,084,477	$(608,210)	$1,021,665
Net Income	—	—	—	—	111,447	—	111,447
Other Comprehensive Loss	—	—	—	(62,718)	—	—	(62,718)
Share-Based Compensation	—	—	4,226	—	—	—	4,226
Common Stock Issued under
Purchase and Equity
Compensation Plans
and Related Tax Benefits	444,951	1	665	—	(2,458)	13,521	11,729
Common Stock Repurchased	(660,539)	—	—	—	—	(33,193)	(33,193)
Cash Dividends Paid
($1.35 per share)	—	—	—	—	(60,470)	—	(60,470)
Balance as of September 30, 2013	44,539,247	$572	$520,510	$(33,510)	$1,132,996	$(627,882)	$992,686

Balance as of December 31, 2011	45,947,116	$571	$507,558	$35,263	$1,003,938	$(544,663)	$1,002,667
Net Income	—	—	—	—	125,789	—	125,789
Other Comprehensive Income	—	—	—	7,161	—	—	7,161
Share-Based Compensation	—	—	5,687	—	—	—	5,687
Common Stock Issued under
Purchase and Equity
Compensation Plans and
Related Tax Benefits	471,104	—	513	—	(3,023)	13,472	10,962
Common Stock Repurchased	(1,413,407)	—	—	—	—	(66,245)	(66,245)
Cash Dividends Paid
($1.35 per share)	—	—	—	—	(61,459)	—	(61,459)
Balance as of September 30, 2012	45,004,813	$571	$513,758	$42,424	$1,065,245	$(597,436)	$1,024,562

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2013			June 30, 2013			September 30, 2012
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.3	$—	0.30%	$4.5	$—	0.06%	$4.0	$—	0.33%
Funds Sold	335.3	0.2	0.21	168.3	0.1	0.18	221.5	0.1	0.19
Investment Securities
Available-for-Sale	2,495.9	13.7	2.18	3,212.2	17.4	2.17	3,247.8	18.3	2.26
Held-to-Maturity	4,385.5	25.0	2.28	3,714.3	19.2	2.07	3,617.3	23.2	2.57
Loans Held for Sale	16.7	0.2	4.42	22.9	0.2	3.87	15.8	0.2	4.32
Loans and Leases [1]
Commercial and Industrial	877.3	7.7	3.49	855.5	7.8	3.65	797.2	7.7	3.86
Commercial Mortgage	1,164.9	12.1	4.12	1,114.8	11.3	4.08	993.2	10.8	4.32
Construction	120.1	1.4	4.71	107.5	1.2	4.61	100.1	1.3	4.97
Commercial Lease Financing	253.0	1.5	2.32	265.2	1.6	2.36	278.5	1.7	2.42
Residential Mortgage	2,255.9	25.3	4.49	2,252.1	25.5	4.53	2,391.8	28.1	4.70
Home Equity	757.6	7.9	4.13	752.9	7.8	4.15	770.2	8.3	4.28
Automobile	240.6	3.3	5.43	225.0	3.1	5.51	194.9	2.9	5.90
Other [2]	223.5	4.6	8.23	208.9	4.3	8.22	190.5	3.9	8.09
Total Loans and Leases	5,892.9	63.8	4.31	5,781.9	62.6	4.34	5,716.4	64.7	4.51
Other	78.1	0.3	1.54	78.6	0.3	1.45	80.1	0.3	1.41
Total Earning Assets [3]	13,208.7	103.2	3.11	12,982.7	99.8	3.08	12,902.9	106.8	3.30
Cash and Noninterest-Bearing Deposits	140.3			136.8			134.9
Other Assets	420.7			452.8			453.0
Total Assets	$13,769.7			$13,572.3			$13,490.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,147.8	0.1	0.03	$2,106.0	0.2	0.03	$1,968.8	0.1	0.03
Savings	4,485.3	1.0	0.09	4,451.1	1.0	0.09	4,456.2	1.0	0.09
Time	1,401.5	1.4	0.38	1,381.4	1.4	0.42	1,823.2	1.8	0.38
Total Interest-Bearing Deposits	8,034.6	2.5	0.12	7,938.5	2.6	0.13	8,248.2	2.9	0.14
Short-Term Borrowings	11.7	—	0.14	29.4	—	0.12	18.5	—	0.15
Securities Sold Under Agreements
to Repurchase	847.2	6.6	3.03	800.1	6.7	3.34	853.0	7.2	3.30
Long-Term Debt	174.7	0.6	1.44	177.3	0.7	1.52	28.0	0.5	6.52
Total Interest-Bearing Liabilities	9,068.2	9.7	0.42	8,945.3	10.0	0.44	9,147.7	10.6	0.46
Net Interest Income		$93.5			$89.8			$96.2
Interest Rate Spread			2.69%			2.64%			2.84%
Net Interest Margin			2.83%			2.77%			2.98%
Noninterest-Bearing Demand Deposits	3,444.6			3,306.1			3,053.5
Other Liabilities	261.2			286.5			265.8
Shareholders' Equity	995.7			1,034.4			1,023.8
Total Liabilities and Shareholders' Equity	$13,769.7			$13,572.3			$13,490.8

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $2,597,000, $2,490,000 and $2,529,000 for the three months ended September 30, 2013, June 30, 2013, and September 30, 2012, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2013			September 30, 2012
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.2	$—	0.22%	$3.4	$—	0.24%
Funds Sold	220.7	0.3	0.19	240.5	0.4	0.19
Investment Securities
Available-for-Sale	3,007.0	49.2	2.18	3,369.5	57.4	2.27
Held-to-Maturity	3,895.6	64.1	2.19	3,714.2	74.7	2.68
Loans Held for Sale	19.3	0.6	4.05	13.3	0.4	4.26
Loans and Leases [1]
Commercial and Industrial	852.1	23.1	3.62	796.5	23.5	3.94
Commercial Mortgage	1,124.6	34.5	4.10	962.9	31.7	4.40
Construction	114.4	4.1	4.79	101.1	3.9	5.13
Commercial Lease Financing	263.6	4.7	2.36	285.7	5.1	2.37
Residential Mortgage	2,273.0	76.8	4.51	2,342.8	83.8	4.77
Home Equity	759.4	23.6	4.14	773.8	25.2	4.35
Automobile	226.6	9.3	5.51	193.9	8.8	6.05
Other [2]	212.7	13.1	8.26	184.0	11.2	8.10
Total Loans and Leases	5,826.4	189.2	4.34	5,640.7	193.2	4.57
Other	78.6	0.9	1.48	80.0	0.8	1.41
Total Earning Assets [3]	13,051.8	304.3	3.11	13,061.6	326.9	3.34
Cash and Noninterest-Bearing Deposits	139.7			134.6
Other Assets	442.4			444.1
Total Assets	$13,633.9			$13,640.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,105.1	0.4	0.03	$1,914.2	0.3	0.03
Savings	4,448.5	3.0	0.09	4,446.6	3.5	0.10
Time	1,431.6	4.3	0.41	1,447.1	5.8	0.53
Total Interest-Bearing Deposits	7,985.2	7.7	0.13	7,807.9	9.6	0.16
Short-Term Borrowings	32.9	—	0.14	16.4	—	0.14
Securities Sold Under Agreements to Repurchase	801.5	20.3	3.34	1,523.4	21.8	1.88
Long-Term Debt	169.7	2.0	1.53	29.8	1.5	6.51
Total Interest-Bearing Liabilities	8,989.3	30.0	0.44	9,377.5	32.9	0.46
Net Interest Income		$274.3			$294.0
Interest Rate Spread			2.67%			2.88%
Net Interest Margin			2.81%			3.01%
Noninterest-Bearing Demand Deposits	3,352.6			2,978.8
Other Liabilities	270.5			265.1
Shareholders' Equity	1,021.5			1,018.9
Total Liabilities and Shareholders' Equity	$13,633.9			$13,640.3

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $7,498,000 and $7,080,000 for the nine months ended
   September 30, 2013 and 2012, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2013
	Compared to June 30, 2013
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$—	$0.1
Investment Securities
Available-for-Sale	(3.8)	0.1	(3.7)
Held-to-Maturity	3.7	2.1	5.8
Loans and Leases
Commercial and Industrial	0.2	(0.3)	(0.1)
Commercial Mortgage	0.7	0.1	0.8
Construction	0.2	—	0.2
Commercial Lease Financing	(0.1)	—	(0.1)
Residential Mortgage	—	(0.2)	(0.2)
Home Equity	0.1	—	0.1
Automobile	0.2	—	0.2
Other [2]	0.3	—	0.3
Total Loans and Leases	1.6	(0.4)	1.2
Total Change in Interest Income	1.6	1.8	3.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.1)	(0.1)
Time	0.1	(0.1)	—
Total Interest-Bearing Deposits	0.1	(0.2)	(0.1)
Securities Sold Under Agreements to Repurchase	0.4	(0.5)	(0.1)
Long-Term Debt	—	(0.1)	(0.1)
Total Change in Interest Expense	0.5	(0.8)	(0.3)

Change in Net Interest Income	$1.1	$2.6	$3.7

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2013
	Compared to September 30, 2012
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$—	$0.1
Investment Securities
Available-for-Sale	(4.1)	(0.5)	(4.6)
Held-to-Maturity	4.6	(2.8)	1.8
Loans and Leases
Commercial and Industrial	0.8	(0.8)	—
Commercial Mortgage	1.8	(0.5)	1.3
Construction	0.2	(0.1)	0.1
Commercial Lease Financing	(0.1)	(0.1)	(0.2)
Residential Mortgage	(1.6)	(1.2)	(2.8)
Home Equity	(0.1)	(0.3)	(0.4)
Automobile	0.6	(0.2)	0.4
Other [2]	0.6	0.1	0.7
Total Loans and Leases	2.2	(3.1)	(0.9)
Total Change in Interest Income	2.8	(6.4)	(3.6)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	(0.1)	—
Time	(0.4)	—	(0.4)
Total Interest-Bearing Deposits	(0.3)	(0.1)	(0.4)
Securities Sold Under Agreements to Repurchase	(0.1)	(0.5)	(0.6)
Long-Term Debt	0.7	(0.6)	0.1
Total Change in Interest Expense	0.3	(1.2)	(0.9)

Change in Net Interest Income	$2.5	$(5.2)	$(2.7)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2013
	Compared to September 30, 2012
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$—	$(0.1)
Investment Securities
Available-for-Sale	(6.0)	(2.2)	(8.2)
Held-to-Maturity	3.5	(14.1)	(10.6)
Loans Held for Sale	0.2	—	0.2
Loans and Leases
Commercial and Industrial	1.6	(2.0)	(0.4)
Commercial Mortgage	5.1	(2.3)	2.8
Construction	0.5	(0.3)	0.2
Commercial Lease Financing	(0.4)	—	(0.4)
Residential Mortgage	(2.5)	(4.5)	(7.0)
Home Equity	(0.4)	(1.2)	(1.6)
Automobile	1.3	(0.8)	0.5
Other [2]	1.7	0.2	1.9
Total Loans and Leases	6.9	(10.9)	(4.0)
Other	—	0.1	0.1
Total Change in Interest Income	4.5	(27.1)	(22.6)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.1	0.1
Savings	—	(0.5)	(0.5)
Time	(0.1)	(1.4)	(1.5)
Total Interest-Bearing Deposits	(0.1)	(1.8)	(1.9)
Securities Sold Under Agreements to Repurchase	(13.3)	11.8	(1.5)
Long-Term Debt	2.3	(1.8)	0.5
Total Change in Interest Expense	(11.1)	8.2	(2.9)

Change in Net Interest Income	$15.6	$(35.3)	$(19.7)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2013	2013	2012	2013	2012
Salaries	$28,985	$28,690	$29,312	$86,753	$85,830
Incentive Compensation	4,242	3,861	4,492	11,887	12,678
Share-Based Compensation	1,333	1,305	1,817	3,774	5,260
Commission Expense	1,888	1,983	1,750	5,652	5,040
Retirement and Other Benefits	4,144	3,594	4,322	12,106	12,193
Payroll Taxes	2,335	2,576	2,267	9,151	8,522
Medical, Dental, and Life Insurance	1,872	2,468	2,255	7,153	6,931
Separation Expense	1,753	864	1,016	4,092	1,838
Total Salaries and Benefits	$46,552	$45,341	$47,231	$140,568	$138,292

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2013	2013	2013	2012	2012
Commercial
Commercial and Industrial	$895,040	$875,702	$834,801	$829,512	$808,621
Commercial Mortgage	1,203,670	1,160,977	1,104,718	1,097,425	1,039,556
Construction	124,230	107,016	117,797	113,987	101,818
Lease Financing	255,550	257,067	269,107	274,969	277,328
Total Commercial	2,478,490	2,400,762	2,326,423	2,315,893	2,227,323
Consumer
Residential Mortgage	2,282,305	2,252,117	2,275,209	2,349,916	2,392,871
Home Equity	765,841	751,790	757,877	770,376	770,284
Automobile	246,704	233,475	220,362	209,832	200,788
Other [1]	233,302	221,008	203,098	208,504	191,038
Total Consumer	3,528,152	3,458,390	3,456,546	3,538,628	3,554,981
Total Loans and Leases	$6,006,642	$5,859,152	$5,782,969	$5,854,521	$5,782,304

Higher Risk Loans and Leases Outstanding
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2013	2013	2013	2012	2012
Residential Land Loans [2]	$13,635	$13,708	$13,996	$14,984	$16,513
Home Equity Loans [3]	12,588	13,578	20,786	19,914	19,774
Air Transportation [4]	26,492	26,436	27,115	27,782	27,765
Total Higher Risk Loans	$52,715	$53,722	$61,897	$62,680	$64,052

[1] Comprised of other revolving credit, installment, and lease financing.
2 We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.
[3] Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.
4 We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2013	2013	2013	2012	2012
Consumer	$5,707,125	$5,626,515	$5,607,862	$5,537,624	$5,369,724
Commercial	4,680,370	4,537,120	4,505,835	4,576,410	4,394,745
Public and Other	1,220,639	1,285,563	1,138,163	1,415,448	1,456,078
Total Deposits	$11,608,134	$11,449,198	$11,251,860	$11,529,482	$11,220,547

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2013	2013	2013	2012	2012
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$5,295	$4,909	$5,033	$5,534	$5,635
Commercial Mortgage	2,355	2,772	2,910	3,030	2,671
Construction	—	—	—	833	953
Lease Financing	—	16	—	—	—
Total Commercial	7,650	7,697	7,943	9,397	9,259
Consumer
Residential Mortgage	20,637	22,876	24,700	21,725	25,456
Home Equity	2,509	2,602	2,413	2,074	2,502
Total Consumer	23,146	25,478	27,113	23,799	27,958
Total Non-Accrual Loans and Leases	30,796	33,175	35,056	33,196	37,217
Foreclosed Real Estate	3,036	3,256	3,318	3,887	3,067
Total Non-Performing Assets	$33,832	$36,431	$38,374	$37,083	$40,284

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$8	—	$230	$27	$—
Total Commercial	8	—	230	27	—
Consumer
Residential Mortgage	7,460	6,876	5,967	6,908	3,988
Home Equity	2,896	2,768	4,538	2,701	2,755
Automobile	193	95	241	186	154
Other [1]	841	855	676	587	578
Total Consumer	11,390	10,594	11,422	10,382	7,475
Total Accruing Loans and Leases Past Due 90 Days or More	$11,398	$10,594	$11,652	$10,409	$7,475
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$39,845	$39,154	$30,065	$31,844	$31,426
Total Loans and Leases	$6,006,642	$5,859,152	$5,782,969	$5,854,521	$5,782,304

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.51%	0.57%	0.61%	0.57%	0.64%

Ratio of Non-Performing Assets to Total Loans and Leases,
and Foreclosed Real Estate	0.56%	0.62%	0.66%	0.63%	0.70%

Ratio of Commercial Non-Performing Assets to Total Commercial
Loans and Leases, and Commercial Foreclosed Real Estate	0.35%	0.37%	0.39%	0.45%	0.46%

Ratio of Consumer Non-Performing Assets to Total Consumer
Loans and Leases and Consumer Foreclosed Real Estate	0.71%	0.80%	0.85%	0.75%	0.84%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases,
and Foreclosed Real Estate	0.75%	0.80%	0.86%	0.81%	0.83%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$36,431	$38,374	$37,083	$40,284	$41,494
Additions	3,395	2,647	7,304	3,837	2,878
Reductions
Payments	(2,954)	(1,306)	(2,630)	(3,994)	(2,408)
Return to Accrual Status	(1,166)	(1,978)	(1,132)	(728)	(1,083)
Sales of Foreclosed Real Estate	(1,498)	(1,257)	(1,910)	(1,354)	(424)
Charge-offs/Write-downs	(376)	(49)	(341)	(962)	(173)
Total Reductions	(5,994)	(4,590)	(6,013)	(7,038)	(4,088)
Balance at End of Quarter	$33,832	$36,431	$38,374	$37,083	$40,284

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2013	2013	2012	2013	2012
Balance at Beginning of Period	$130,494	$132,297	$137,862	$134,276	$144,025
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(607)	(266)	(519)	(1,255)	(3,028)
Construction	—	—	—	—	(330)
Lease Financing	(16)	—	—	(16)	—
Consumer
Residential Mortgage	(405)	(188)	(628)	(1,828)	(3,577)
Home Equity	(1,106)	(2,016)	(1,061)	(4,499)	(5,159)
Automobile	(457)	(429)	(472)	(1,461)	(1,436)
Other [1]	(2,083)	(1,805)	(2,354)	(5,618)	(5,199)
Total Loans and Leases Charged-Off	(4,674)	(4,704)	(5,034)	(14,677)	(18,729)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	498	437	578	1,373	3,035
Commercial Mortgage	519	14	14	543	48
Construction	11	8	3	357	3
Lease Financing	11	11	83	33	166
Consumer
Residential Mortgage	1,290	634	739	2,712	1,781
Home Equity	614	335	258	1,697	993
Automobile	348	456	433	1,265	1,453
Other [1]	488	506	1,454	1,520	2,636
Total Recoveries on Loans and Leases Previously Charged-Off	3,779	2,401	3,562	9,500	10,115
Net Loans and Leases Charged-Off	(895)	(2,303)	(1,472)	(5,177)	(8,614)
Provision for Credit Losses	—	—	—	—	979
Provision for Unfunded Commitments	148	500	—	648	—
Balance at End of Period [2]	$129,747	$130,494	$136,390	$129,747	$136,390

Components
Allowance for Loan and Lease Losses	$123,680	$124,575	$130,971	$123,680	$130,971
Reserve for Unfunded Commitments	6,067	5,919	5,419	6,067	5,419
Total Reserve for Credit Losses	$129,747	$130,494	$136,390	$129,747	$136,390

Average Loans and Leases Outstanding	$5,892,888	$5,781,898	$5,716,421	$5,826,424	$5,640,733

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.06%	0.16%	0.10%	0.12%	0.20%
Ratio of Allowance for Loan and Lease Losses
to Loans and Leases Outstanding	2.06%	2.13%	2.27%	2.06%	2.27%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended September 30, 2013
Net Interest Income	$41,404	$24,671	$2,574	$22,238	$90,887
Provision for Credit Losses	1,629	(691)	(19)	(919)	—
Net Interest Income After Provision for Credit Losses	39,775	25,362	2,593	23,157	90,887
Noninterest Income	21,785	6,411	14,348	2,582	45,126
Noninterest Expense	(50,150)	(15,746)	(13,590)	(3,491)	(82,977)
Income Before Income Taxes	11,410	16,027	3,351	22,248	53,036
Provision for Income Taxes	(4,222)	(5,501)	(1,240)	(4,369)	(15,332)
Net Income	7,188	10,526	2,111	17,879	37,704
Total Assets as of September 30, 2013	$3,611,412	$2,356,723	$199,556	$7,681,180	$13,848,871

Three Months Ended September 30, 2012 [1]
Net Interest Income	$44,139	$25,803	$3,010	$20,680	$93,632
Provision for Credit Losses	1,845	(348)	(24)	(1,473)	—
Net Interest Income After Provision for Credit Losses	42,294	26,151	3,034	22,153	93,632
Noninterest Income	28,816	5,773	14,366	3,419	52,374
Noninterest Expense	(52,609)	(15,397)	(13,928)	(2,944)	(84,878)
Income Before Income Taxes	18,501	16,527	3,472	22,628	61,128
Provision for Income Taxes	(6,846)	(5,669)	(1,285)	(6,096)	(19,896)
Net Income	11,655	10,858	2,187	16,532	41,232
Total Assets as of September 30, 2012 [1]	$3,675,639	$2,091,517	$192,250	$7,423,019	$13,382,425

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Nine Months Ended September 30, 2013
Net Interest Income	$122,442	$73,528	$7,938	$62,879	$266,787
Provision for Credit Losses	6,775	(1,501)	(52)	(5,222)	—
Net Interest Income After Provision for Credit Losses	115,667	75,029	7,990	68,101	266,787
Noninterest Income	67,686	20,382	44,446	8,431	140,945
Noninterest Expense	(150,838)	(47,957)	(40,954)	(8,796)	(248,545)
Income Before Income Taxes	32,515	47,454	11,482	67,736	159,187
Provision for Income Taxes	(12,030)	(16,247)	(4,248)	(15,215)	(47,740)
Net Income	20,485	31,207	7,234	52,521	111,447
Total Assets as of September 30, 2013	$3,611,412	$2,356,723	$199,556	$7,681,180	$13,848,871

Nine Months Ended September 30, 2012 [1]
Net Interest Income	$133,530	$77,974	$9,493	$65,964	$286,961
Provision for Credit Losses	9,148	(798)	265	(7,636)	979
Net Interest Income After Provision for Credit Losses	124,382	78,772	9,228	73,600	285,982
Noninterest Income	76,232	20,402	42,107	8,563	147,304
Noninterest Expense	(154,883)	(46,999)	(42,105)	(6,845)	(250,832)
Income Before Income Taxes	45,731	52,175	9,230	75,318	182,454
Provision for Income Taxes	(16,920)	(13,936)	(3,415)	(22,394)	(56,665)
Net Income	28,811	38,239	5,815	52,924	125,789
Total Assets as of September 30, 2012 [1]	$3,675,639	$2,091,517	$192,250	$7,423,019	$13,382,425

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2013	2013	2013	2012	2012
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$63,918	$62,729	$62,820	$64,627	$64,668
Income on Investment Securities
Available-for-Sale	12,038	15,073	15,851	15,349	15,922
Held-to-Maturity	24,137	19,189	19,854	20,253	23,232
Deposits	3	1	3	3	3
Funds Sold	177	74	59	180	105
Other	301	285	284	283	283
Total Interest Income	100,574	97,351	98,871	100,695	104,213
Interest Expense
Deposits	2,500	2,579	2,646	2,753	2,931
Securities Sold Under Agreements to Repurchase	6,551	6,751	7,005	7,158	7,185
Funds Purchased	4	10	22	4	7
Long-Term Debt	632	671	638	470	458
Total Interest Expense	9,687	10,011	10,311	10,385	10,581
Net Interest Income	90,887	87,340	88,560	90,310	93,632
Provision for Credit Losses	—	—	—	—	—
Net Interest Income After Provision for Credit Losses	90,887	87,340	88,560	90,310	93,632
Noninterest Income
Trust and Asset Management	11,717	12,089	11,886	12,066	11,050
Mortgage Banking	4,132	5,820	6,411	11,268	11,745
Service Charges on Deposit Accounts	9,385	9,112	9,301	9,459	9,346
Fees, Exchange, and Other Service Charges	12,732	13,133	11,934	12,333	11,907
Investment Securities Gains, Net	—	—	—	—	13
Insurance	2,177	2,393	2,325	2,550	2,326
Bank-Owned Life Insurance	1,365	1,335	1,297	1,557	2,028
Other	3,618	4,159	4,624	3,749	3,959
Total Noninterest Income	45,126	48,041	47,778	52,982	52,374
Noninterest Expense
Salaries and Benefits	46,552	45,341	48,675	46,116	47,231
Net Occupancy	9,847	9,661	9,635	11,867	10,524
Net Equipment	4,572	4,380	4,577	4,705	4,523
Data Processing	3,697	3,050	3,266	3,058	3,397
Professional Fees	2,119	2,391	2,226	2,611	2,494
FDIC Insurance	1,913	1,949	1,949	1,892	1,822
Other	14,277	14,409	14,059	13,207	14,887
Total Noninterest Expense	82,977	81,181	84,387	83,456	84,878
Income Before Provision for Income Taxes	53,036	54,200	51,951	59,836	61,128
Provision for Income Taxes	15,332	16,437	15,971	19,549	19,896
Net Income	$37,704	$37,763	$35,980	$40,287	$41,232

Basic Earnings Per Share	$0.85	$0.85	$0.81	$0.90	$0.92
Diluted Earnings Per Share	$0.85	$0.85	$0.81	$0.90	$0.92
Balance Sheet Totals
Loans and Leases	$6,006,642	$5,859,152	$5,782,969	$5,854,521	$5,782,304
Total Assets	13,848,871	13,733,418	13,525,667	13,728,372	13,382,425
Total Deposits	11,608,134	11,449,198	11,251,860	11,529,482	11,220,547
Total Shareholders' Equity	992,686	986,368	1,026,104	1,021,665	1,024,562
Performance Ratios
Return on Average Assets	1.09%	1.12%	1.08%	1.19%	1.22%
Return on Average Shareholders' Equity	15.02	14.64	14.10	15.47	16.02
Efficiency Ratio [1]	61.01	59.96	61.90	58.24	58.13
Net Interest Margin [2]	2.83	2.77	2.82	2.87	2.98

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends	Table 15
	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2013		December 31, 2012		December 31, 2011
Hawaii Economic Trends
State General Fund Revenues [1]	$3,653.7	4.0%	$5,259.1	12.8%	$4,662.5	8.1%
General Excise and Use Tax Revenue [1]	$1,937.4	1.2%	$2,844.7	9.9%	$2,588.5	8.8%
Jobs [2]	614.8		619.3		614.2

	August 31,	June 30,	March 31,	December 31,
(spot rates)	2013	2013	2013	2012	2011	2010
Unemployment [3]
Statewide, seasonally adjusted	4.3%	4.6%	5.1%	5.2%	6.2% %	6.3%

Oahu	3.8	4.7	4.6	4.3	5.4	4.8
Island of Hawaii	5.8	7.5	7.6	6.9	8.9	8.6
Maui	4.5	5.4	5.7	5.2	7.1	7.4
Kauai	4.9	5.9	6.4	6.0	7.8	7.8

	September 30,	June 30,	March 31,	December 31,
(percentage change, except months of inventory)	2013	2013	2013	2012	2011	2010
Housing Trends (Single Family Oahu) [4]
Median Home Price	3.3%	0.8%	(2.7)%	7.8	(3.0)%	3.1%
Home Sales Volume (units)	7.0%	11.6%	6.9%	6.5	(2.7)%	13.4%
Months of Inventory	2.8	2.7	2.4	2.5	4.8	6.0

		Monthly Visitor Arrivals,		Percentage Change
(in thousands)		Seasonally Adjusted		from Previous Month
Tourism [5]
July 31, 2013			670.5		(3.2)%
June 30, 2013			692.9		2.1
May 31, 2013			678.4		2.5
April 30, 2013			662.1		(5.4)
March 31, 2013			699.8		4.1
February 28, 2013			672.4		(0.2)
January 31, 2013			673.5		(0.4)
December 31, 2012			675.9		(2.6)
November 30, 2012			693.7		5.5
October 31, 2012			657.3		0.6
September 30, 2012			653.2		(0.4)
August 31, 2012			656.0		3.1
July 31, 2012			636.3		(2.7)
June 30, 2012			653.9		0.7
May 31, 2012			649.3		1.5
April 30, 2012			639.4		(2.0)
March 31, 2012			652.4		3.4
February 29, 2012			631.2		(1.1)
January 31, 2012			638.1		1.6
December 31, 2011			628.3		2.0
November 30, 2011			616.3		0.9
October 31, 2011			610.8		(1.7)
September 30, 2011			621.6		5.5
August 31, 2011			589.1		0.4

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor, preliminary figure
[3] Source: Hawaii Department of Labor and Industrial Relations
[4] Source: Honolulu Board of REALTORS
[5] Source: University of Hawaii Economic Research Organization
Note: Certain prior period seasonally adjusted information has been revised.